DEM, INC.


October 7, 1997


Dear Shareholder,

I would like to take this opportunity to discuss the results of the annual shareholders meeting of DEM, Inc. held on June 6, 1997. At that meeting the following directors were nominated and elected to serve on the board until their respective terms expire. Each director received 736,306 votes for, 0 votes against, 75,469 votes withheld, 0 votes abstained and broker non-votes.

Nathan A. Chapman,
Jr.
2000

Lottie L. Shackelford
1999

James B. Lewis
1998

Robert L. Wallace
1999

Ronald A. White
2000


The list above constitutes the entire board of directors for the Fund.

Arthur Andersen LLP shall serve as independent auditors for the Company with 736,306 votes for, 0 votes against, 75,469 votes withheld, 0 votes abstained, and 0 broker non-votes.

The Company's semi-annual report to shareholders was mailed on August 29, 1997 and filed with the SEC on September 2, 1997 and is incorporated herein in its entirety. A copy of the semi-annual report to shareholders may be obtained at no charge by contacting The Chapman Co. at (800) 752-1013.

Sincerely,

/s/ NATHAN A. CHAPMAN, JR.

Nathan A. Chapman, Jr.
President


WORLD TRADE CENTER BALTIMORE
401 E. PRATT STREET   SUITE 2800  BALTIMORE, MARYLAND   21202  (800) 752-1013